Convertible
Holdings,
Inc.







Annual Report
December 31, 1995






This report, including the financial information herein, is transmitted to the shareholders of Convertible Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Company or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
















Convertible Holdings, Inc.
Box 9011
Princeton, NJ 08543-9011

Dear Shareholders:


For the six-month period ended December 31, 1995, Convertible Holdings, Inc. Capital Shares had a total investment return of +5.56%, based on a change in per share net asset value from $13.12 to $13.43, and assuming reinvestment of $0.363 per share short-term capital gains. During the same period, total investment return on Income Shares was +6.95%, based on a change in per share net asset value from $9.61 to $9.32, and assuming reinvestment of $0.931 per share income dividends.

For the year ended December 31, 1995, per share net asset value for Convertible Holdings, Inc. Capital Shares increased from $11.13 to $13.43. Total investment return was +24.44%, assuming reinvestment of $0.363 per share short-term capital gains. During the same period, total return for Income Shares was +13.82%, based on a change in per share net asset value from $9.30 to $9.32, and assuming reinvestment of $1.211 per share income dividends.


The Environment
In last year's annual report to shareholders, we expressed our opinion that small cap stocks and convertible securities had the potential to do well in 1995. Our reasoning was that stocks were much more reasonably valued and that 1995 would be influenced by expectations that interest rates were at or near a peak. We, along with most economists and market strategists, turned out to be much too conservative in our expectations. At the beginning of the year, a Business Week survey of 50 economists predicted the long-term Treasury bond would finish 1995 at 7.86%, a shade off from where bonds were trading at the time. In fact, bonds staged one of the greatest rallies ever, with yields plunging to about 6%. Stock market analysts did little better with their more bullish forecast of a stock market total return significantly below what materialized. The Dow Jones Industrial Average (DJIA) skyrocketed almost 34%, passing two thousand point milestones (4,000 and 5,000) in the same year for the first time ever. The DJIA was buoyed by the strength in long-established growth stocks. The Standard & Poor's 500 Index (S&P 500) also advanced about 34%, as the blue-chip stocks that make up the Index outperformed smaller shares.

The strongest-performing sectors of the stock market were financial, consumer non-cyclical and technology, with biotechnology, oil drilling, medical devices, aerospace and defense, banking and semiconductors being particularly strong sub-sectors. Medical devices and biotechnology stocks were helped by the expedited approval process of The Food and Drug Administration. Aerospace and defense issues benefited from an industry consolidation reflecting the end of the Cold War and new fiscal budgetary constraints. "Merger mania" associated with a proposed Boeing Co.--McDonnell-Douglas Corp. combination, Lockheed Corp. with Martin Marietta Corp., as well as many smaller combinations, high-lighted this trend toward consolidation. Lower interest rates helped banking stocks as did the continued speculation regarding who the next acquisition candidate might be. Semiconductors, the top-performing stock market industry sector in the first three quarters of 1995, finished last in the fourthquarter amid fears that growth might be peaking and margins squeezed by intense competition and future global capacity expansion. Although they were up significantly, the worst-performing sectors were basic materials and consumer cyclicals. Only four sub-sectors--trucking, steel, transportation equipment and specialty retailers--showed stock declines during the year.

It should be noted that the 50 biggest contributors to the S&P 500 accounted for about half of that Index's total return, and that big blue-chip stocks, including many of the Dow 30, figured prominently among those 50. However, what stood out the most during 1995 was the increasingly frequent and rapid group rotation within the market, which carried various sectors into and out of favor yet left the averages virtually unscathed. The reason for this was the vast pool of liquidity available.

Convertible securities also turned in a very fine performance, aided by a booming stock market and sharply declining interest rates. The Merrill Lynch All Convertible Index advanced by 24.69% during the year. Convertibles performed as well as could be expected given the favorable conditions of a strong market and sharply lower interest rates. However, the stocks of companies with convertibles outstanding lagged the market averages. Banking and finance was by far the strongest-performing convertible sector during 1995, with consumer cyclicals the weakest. New issuance of convertible debt is likely to exceed $17 billion in 1995, up from the $10.5 billion in 1994, but well behind the $25.8 billion issued in 1993. However, $18.6 billion of convertibles were called and/or redeemed in 1995.

The new-issue market for convertible securities differed markedly based on credit quality. Investors were unwilling to buy lower credit quality issues at the original "price talk" indications, requiring higher yields on these lower-quality issues to entice them to invest in this sector of the convertible new-issue market. Investment-grade new issues were relatively few in number, and investors were willing to "pay up" for these issues, accepting lower yields in exchange for the scarcity value of investment-grade convertible issues. In addition, many of the existing investment-grade securities were called in 1995 as declining interest rates and expiring call protection influenced the corporate financing decisions of these corporations. For companies below investment grade, investors are beginning to demand higher coupons and lower premiums as insurance against the possible recurrence of the substantial bond premium contractions in 1994 in which new issues from the fourth quarter of 1993 were decimated as interest rates rose sharply. Since we think that sharply higher interest rates are unlikely in 1996, the higher-than-necessary coupons on these new issues enhance their already defensive characteristics as compared to the underlying common stocks.

Convertible securities have a total market value of about $104 billion with 49% non-investment grade, 44% investment grade and 7% unrated. The average current yield was 6.3%, down from 7.1% in 1994, and the average conversion premium was 30.0%, down from 31.2%. The average break-even time was 4.0 years, up from 3.8 years, and the average investment premium was 28.3%, down from 33.7%.


Investment Activities
We substantially reduced our defensive position in the past year with our holdings of commercial paper declining to 6.7% of net assets at the end of 1995 from 14.9% a year ago. We have a diversified portfolio, with our largest position in banking and finance, which represents 10.2% of our holdings. As these individual banks reach our price targets, based on the fundamental analysis, we would consider reducing some of these holdings unless we believe they have significant further upside potential as possible acquisition candidates.

Technology and healthcare are industries that we find interesting at this time. The stocks of nursing home subacute care companies have been battered by the changing regulatory environment, particularly as it relates to Medicare and Medicaid. However, we believe that investors are failing to differentiate between individual companies while ignoring positive demographics.

While technology has had exceptional performance over the past three years, the recent sharp sell-off of many of these stocks creates opportunities as lower relative valuations understate the long-term fundamentals of this group. We expect to increase our participation in this sector in 1996.

The stock market is at extreme valuation levels based on dividend yields and price/book valuation measures. These two valuation measures may have lesser significance now than in the past since they may reflect structural changes rather than a cyclical peak in equity prices. Structural changes in the tax code have shifted investor preferences away from dividends in favor of capital gains. This may continue if the capital gain tax debate resurfaces in the future. Changes in accounting standards have encouraged write offs at corporations which lower book values, thereby increasing price/book ratios. Notwithstanding seemingly high price/dividend and price/book value ratios, we expect the stock market to do well in 1996. In spite of the unusually strong stock market in 1995, strong earnings growth has left valuations, based on earnings, at still-reasonable levels with the S&P 500 selling at less than 14 times estimated 1996 earnings as compared to a historical average of about 17 times. We believe that valuation measures based on earnings are more important than those based on book values or dividends at the present time. As previously mentioned, many recently issued convertible securities were issued with coupons that are higher than would appear necessary in the current interest rate environment. Importantly, we expect the market to narrow as it advances. Therefore, selectivity will become increasingly important going forward. As such, we will endeavor to narrow the focus of the fund, concentrating on those convertible issues and sectors which offer the best relative value.

In the past several months, major purchases were Browning-Ferris
Industries, Inc., Continental Homes Holding Corp., Cooper
Industries, Inc., Cyprus Amax Minerals Co., International Paper Co., IVAX Corporation, Samancor Ltd., Thermo Electron Corporation and
Time Warner Financial.

During the 12-month period ended December 31, 1995, we eliminated our holdings in Arvin Industries, Inc., Delta Air Lines, Inc., Engle Homes, Inc. Federated Department Stores, MagneTek, Inc., Mark Twain Bancshares, Inc., and TheraTex Inc.


In Conclusion
We thank you for your support of Convertible Holdings, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager

January 30, 1996





Convertible Holdings, Inc.
Proxy Results

During the six-month period ended December 31, 1995, Convertible
Holdings, Inc. Capital and Income shareholders voted on the
following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:
                                                                                          Shares Voted     Shares Voted
                                                                                              For       Without Authority
1. To elect the Company's Board of Directors--Capital Shares:  James H Bodurtha            10,476,387        271,261
                                                               Herbert I. London           10,476,637        271,011
                                                               Robert R. Martin            10,476,657        270,991
                                                               Joseph L. May               10,481,187        266,461
                                                               Arthur Zeikel               10,473,387        274,261

2. To elect the Company's Board of Directors--Income Shares:   James H. Bodurtha           11,010,056        301,521
                                                               Herbert I. London           11,014,276        297,301
                                                               Robert R. Martin            11,009,681        301,896
                                                               Joseph L. May               11,027,123        284,454
                                                               Arthur Zeikel               11,013,131        298,446

                                                                               Shares Voted     Shares Voted   Shares Voted
                                                                                   For            Against        Abstain
3. To ratify the selection of Deloitte & Touche LLP as the Company's
   independent auditors for the current fiscal year.                            21,532,839        221,055         305,331

Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1995
              S&P   Moody's     Face                                                                     Value
Industry     Rating  Rating    Amount            Convertible Debentures                  Cost          (Note 1a)
Airlines--                                Alaska Air Group Inc.:
5.8%          B      Ba3   $   500,000     6.50% due 6/15/2005                       $    500,000    $    496,250
              B      Ba3     1,360,000     7.75% due 6/15/2010                          1,239,400       1,237,600
              B      Ba3       800,000     6.875% due 6/15/2014                           664,000         684,000
              BB-    Ba1     5,000,000    AMR Corp., 6.125% due 11/01/2024***           4,944,392       5,187,500
              B+     Ba3     7,000,000    UAL Corp., 6.375% due 2/01/2025***            7,158,690       7,857,500
                                                                                     ------------    ------------
                                                                                       14,506,482      15,462,850

Automobile    A-     Baa3    1,850,000    Magna International Inc., 7.25%
Parts--0.6%                               due 7/05/2005                                 1,601,654       1,539,068

Broad-        NR*    NR*     3,003,750    Intelcom Group Inc., 7% due
casting/                                  10/30/1998(a)++                               2,765,182       2,526,228
Communica-    BB+    Ba3     1,224,250    Time Warner, Inc., 8.75% due 1/10/2015        1,301,531       1,270,159
tions--1.4%                                                                          ------------    ------------
                                                                                        4,066,713       3,796,387

Building/     B      Ba3     2,565,000    Hechinger Company, 5.50% due 4/01/2012        1,665,075       1,192,725
Building
Supplies--0.4%

Cement--2.3%  BBB+   Baa2    3,590,000    Lafarge Corp., 7% due 7/01/2013               3,708,350       3,639,363
              B+     B1      2,500,000    Medusa Corp., 6% due 11/15/2003               2,479,375       2,425,000
                                                                                     ------------    ------------
                                                                                        6,187,725       6,064,363

Computer/     B+     Ba3     1,500,000    EMC Corporation, 4.25% due 1/01/2001          1,590,000       1,507,500
Business      B      B2      2,000,000    Storage Technology Corp., 8% due
Equipment--                               5/31/2015                                     2,068,750       1,940,000
2.1%          B-     B2      1,500,000    Systems and Computer Technology Corp.,
                                          6.25% due 9/01/2003                           1,931,000       2,025,000
                                                                                     ------------    ------------
                                                                                        5,589,750       5,472,500

Conglo-       BBB+   A3      2,500,000    Cooper Industries, Inc., 7.05%
merates--                                 due 1/01/2015                                 2,560,000       2,575,000
3.2%                                      Polyphase Corporation:
              NR*    NR*     1,000,000     12% due 12/01/1997++                         1,000,000         952,500
              NR*    NR*     2,000,000     12% due 7/01/1999++                          2,000,000       1,615,000
              A      Ba1     3,000,000    Thermo Electron Corporation, 4.25% due
                                          1/01/2003++                                   3,000,000       3,247,500
                                                                                     ------------    ------------
                                                                                        8,560,000       8,390,000

Defense--     NR*    Caa     1,000,000    Diagnostic/Retrieval Systems, Inc., 9%
0.4%                                      due 10/01/2003++                              1,000,000       1,007,500

Drugstores    B      B2      2,102,000    Big B Inc., 6.50% due 3/15/2003               2,372,522       2,133,530
--0.8%

Entertain-    B      B2      1,700,000    Savoy Pictures Entertainment
ment--0.5%                                Inc., 7% due 7/01/2003                        1,377,000       1,360,000

Environ-      NR*    NR*     1,000,000    Phillips Environmental, Inc., 6% due
mental--0.4%                              10/15/2000++                                  1,000,000       1,080,000


Food &        B-     B1      1,000,000    Starbucks Corp., 4.25% due 11/01/2002         1,000,000       1,060,000
Beverage--
0.4%

Gaming--0.7%  B-     B3      2,000,000    Argosy Gaming Company, 12% due 6/01/2001      2,030,000       1,810,000

Geothermal    B      B1      2,500,000    California Energy Company, Inc., 5% due
Energy--0.9%                              7/31/2000++                                   2,336,875       2,506,250

Health Care-- B      B3      1,849,000    GranCare Inc., 6.50% due 1/15/2003            1,768,051       1,590,140
4.7%          B      B2      3,830,000    Integrated Health Services, Inc., 5.75%
                                          due 1/01/2001                                 4,168,700       3,810,850
              B+     B2      1,935,000    Quantum Health Resources Inc., 4.75% due
                                          10/01/2000                                    1,554,688       1,528,650
              NR*    B3      3,076,000    Regency Health Services, Inc., 6.50% due
                                          7/15/2003                                     3,307,705       3,045,240
              NR*    NR*     2,860,000    Sun Healthcare Group Inc., 6% due
                                          3/01/2004                                     2,510,420       2,488,200
                                                                                     ------------    ------------
                                                                                       13,309,564      12,463,080


Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1995 (continued)
              S&P   Moody's     Face                                                                     Value
Industry     Rating  Rating    Amount            Convertible Debentures                  Cost          (Note 1a)
Home          CCC+   B2    $ 2,200,000    Continental Homes Holding Corp.,
Building--                                6.875% due 11/01/2002                      $  2,200,000    $  2,332,000
2.5%          B      B2      2,678,000    Schuler Homes Inc., 6.50% due
                                          1/15/2003                                     2,114,371       2,162,485
              BB-    Ba3       751,000    Toll Brothers Inc., 4.75% due
                                          1/15/2004                                       627,190         781,040
              BB-    B2      1,500,000    US Home Corp., 4.875% due 11/01/2005          1,316,875       1,425,000
                                                                                     ------------    ------------
                                                                                        6,258,436       6,700,525

Insurance--   BB-    NR*     2,750,000    American Travellers Corp.,
1.4%                                      6.50% due 10/01/2005***                       2,933,125       3,767,500

Machinery--   BB-    B1        300,000    AGCO Corp., 6.50% due 6/01/2008                 319,000       1,185,000
2.3%          B      B3      1,600,000    Raymond Corporation (The), 6.50% due
                                          12/15/2003***                                 2,019,324       2,208,000
              B+     B1      2,700,000    Varlen Corp., 6.50% due 6/01/2003             2,746,250       2,700,000
                                                                                     ------------    ------------
                                                                                        5,084,574       6,093,000

Medical       NR*    NR*       750,000    Pharmaceutical Marketing Services,
Marketing                                 Inc., 6.25% due 2/01/2003***++                  588,719         669,375
Services--
0.2%

Medical       BB-    Ba3     2,700,000    Bindley Western Industries, Inc.,
Supplies--                                6.50% due 10/01/2002                          2,632,200       2,781,000
1.4%          NR*    NR*     1,000,000    Phoenix Shannon, 9.50% due 11/01/2000++       1,000,000       1,000,000
                                                                                     ------------    ------------
                                                                                        3,632,200       3,781,000

Mining--1.1%  NR*    NR*     3,000,000    Samancor Ltd., 7% due 6/30/2004               2,858,750       2,895,000

Oil--1.1%     BB+    NR*     3,000,000    USX Corp., 7% due 6/15/2017                   2,522,500       2,857,500

Paper--2.1%   NR*    NR*     4,670,000    Kymmene Corporation, 8.75% due
                                          11/18/2043                                    1,235,668       1,119,001
              NR*    NR*     2,500,000    Repap Enterprises Inc., 8.50%
                                          due 8/01/1997***                              2,654,649       2,484,375
              NR*    NR*     2,000,000    Sappi Ltd., 7.50% due 8/01/2002++             2,034,000       1,870,000
                                                                                     ------------    ------------
                                                                                        5,924,317       5,473,376

Pharmaceuti-  B-     B3      1,000,000    ICN Pharmaceuticals, Inc., 8.50% due
cals--1.2%                                11/15/1999                                    1,005,000       1,090,000
              NR*    NR*     2,000,000    IVAX Corporation, 6.50% due 11/15/2001        1,989,310       2,100,000
                                                                                     ------------    ------------
                                                                                        2,994,310       3,190,000

Precious      B-     B2      2,500,000    Coeur d'Alene Mines Corp., 6.375%
Metals--                                  due 1/31/2004                                 2,316,000       2,325,000
0.9%

Printing--    NR*    B1      3,240,000    Graphic Industries, Inc., 7%
1.1%                                      due 5/15/2006***                              2,895,000       2,964,600

Real Estate   NR*    B3      1,500,000    Capstone Capital Trust, Inc., 10.50% due
Investment                                4/01/2002                                     1,631,250       1,687,500
Trusts--1.4%  B      NR*     2,323,000    Pacific Gulf Properties, Inc., 8.375% due
                                          2/15/2001                                     2,066,523       2,148,775
                                                                                     ------------    ------------
                                                                                        3,697,773       3,836,275

Restaurants-- B-     B3      1,000,000    Hometown Buffet Inc., 7% due 12/01/2002       1,000,000         996,250
0.4%

Retail        B+     B2      2,700,000    Baker (J.) Inc., 7% due 6/01/2002             2,680,188       1,849,500
Stores--      B+     Ba3     3,888,000    Ingles Markets, Inc., 10% due
4.6%                                      10/15/2008                                    4,179,046       4,101,840
              B+     Ba3     3,700,000    Michaels Stores, Inc., 4.75% due
                                          1/15/2003(b)                                  3,778,250       2,978,500
              B-     B2      3,250,000    Sports & Recreation, Inc., 4.25%
                                          due 11/01/2000                                2,416,500       2,210,000
              BB-    Ba3     1,000,000    Waban Inc., 6.50% due 7/01/2002                 927,500         990,000
                                                                                     ------------    ------------
                                                                                       13,981,484      12,129,840


Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1995 (continued)
              S&P   Moody's     Face                                                                     Value
Industry     Rating  Rating    Amount            Convertible Debentures                  Cost          (Note 1a)
Temporary     BBB    Ba1   $ 1,750,000    Olsten Corporation (The), 4.875% due
Help                                      5/15/2003                                  $  1,852,500    $  2,021,250
Services--
0.8%

Textiles--    B-     B2      3,806,000    Fieldcrest Cannon, Inc., 6% due 3/15/2012     2,889,280       2,588,080
1.7%          BBB-   Ba1     2,000,000    Guilford Mills, Inc., 6% due 9/15/2012        1,755,000       1,880,000
                                                                                     ------------    ------------
                                                                                        4,644,280       4,468,080

Water         B+     B2      1,000,000    US Filter Corp., 6% due 9/15/2005++           1,000,000       1,138,750
Filtration--
0.4%

                                          Total Convertible Debentures--49.2%         130,787,328     130,645,574


                                Shares
                                 Held         Convertible Preferred Stock

Automobile    BB+    Ba2        25,200    Federal-Mogul Corp., $3.875, Series D++       1,428,675       1,524,600
Parts--1.5%   BB-    B1        200,000    Masco Tech, Inc., $1.20                       3,033,875       2,500,000
                                                                                     ------------    ------------
                                                                                        4,462,550       4,024,600

Banking &     A      Aa3        38,400    Banc One Corporation, $3.50 Series C          2,509,288       2,520,000
Finance--     BBB-   NR*        60,200    Fourth Financial Corporation,
7.6%                                      $1.75, Class A                                1,667,550       2,099,475
              CCC+   Caa        45,000    Glendale Federal Savings Bank
                                          (8.75% Convertible, Series E)***              1,940,823       2,036,250
              AA     A1         10,000    Jefferson Pilot Corp. (ACES)                    725,000         731,250
              NR*    NR*       138,200    ONBANCorp. Inc., $1.6875, Series B            4,169,801       3,852,325
              BBB    A2        135,900    Southern National Corp., $1.6875,
                                          Series A                                      3,780,234       5,266,125
              BB+    NR*        89,400    Union Planters Corp., $2.00, Series E         2,818,585       3,531,300
                                                                                     ------------    ------------
                                                                                       17,611,281      20,036,725

Cement--1.5%  NR*    NR*        80,000    Southdown, Inc.                                 868,000         840,000
              B      B2         60,000    Southdown, Inc., 3.75%, Series B              2,460,055       3,090,000
                                                                                     ------------    ------------
                                                                                        3,328,055       3,930,000

Chemicals--   A      NR*        80,000    Atlantic Richfield Company (ARCO)             1,988,520       1,880,000
0.7%

Entertain-    NR*    Ba3        70,000    Time Warner Financial                         2,170,000       2,187,500
ment--0.8%

Fertilizers-- NR*    NR*       171,000    Arcadian Corp., Series A                      3,089,637       3,078,000
1.2%

Financial     BB     Ba2        25,000    Advanta Corp.                                   925,000         959,375
Services--
0.4%

Funeral       BBB    Baa3       25,000    SCI Finance, $3.125, Series A                 1,520,250       1,850,000
Services--
0.7%

Insurance--   A+     A1         53,500    American General Delaware                     2,754,735       2,802,063
2.8%          BB+    Ba3        10,000    INTEGONCorporation, Pfd. $3.875                 488,100         600,000
              BB-    Baa3       30,000    Kemper Corp., 5.75%, Series E++               1,503,900       1,575,000
              BB     B1         10,000    Penncorp Financial Group Inc.                   500,000         713,750
              NR*    NR*         2,000    Westbridge Capital Corporation++              2,000,000       1,760,000
                                                                                     ------------    ------------
                                                                                        7,246,735       7,450,813

Minerals--    BB+    Ba1        43,150    Cyprus Amax Minerals Co., $4.00, Series A     2,551,244       2,519,097
2.4%          BB+    B1         33,000    Magma Copper Company, $2.812, Series D        2,007,605       3,172,125
              BB+    Ba2        20,000    Pittston Minerals Group, $3.125               1,000,000         760,000
                                                                                     ------------    ------------
                                                                                        5,558,849       6,451,222

Oil & Gas     NR*    NR*        40,000    Callon Petroleum Co.                          1,000,000       1,080,000
Producers--   BBB    Baa2       46,000    Enron Corp.                                   1,000,500       1,104,000
1.6%          NR*    NR*        70,000    Lomak Petroleum Inc., 8.125%                  1,750,000       1,977,500
                                                                                     ------------    ------------
                                                                                        3,750,500       4,161,500

Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1995 (continued)
              S&P   Moody's    Shares                                                                    Value
Industry     Rating  Rating     Held          Convertible Preferred Stock                Cost          (Note 1a)
Paper--2.2%   BB+    Ba2        30,000    Boise Cascade Corporation                  $    923,160    $    858,750
              BBB+   Baa1       85,000    International Paper Co., 5.25%++              4,037,500       3,782,500
              BB+    Ba2        15,000    James River Corp. of Virginia                   711,795         695,625
              BB+    Ba2        14,000    James River Corp. of Virginia,
                                          $3.375, Series K                                630,165         640,500
                                                                                     ------------    ------------
                                                                                        6,302,620       5,977,375

Real Estate   BBB    Baa3       80,000    Merry Land & Investment Co., Inc.,
Investment                                $2.15,Series C                                2,000,000       2,300,000
Trusts--3.3%  BBB    Baa3       40,000    Merry Land & Investment Services, ,
                                          Inc., $1.75 Series A                          1,000,000       1,280,000
              BBB    Baa3      100,000    Public Storage Inc., $2.062                   2,518,600       3,250,000
              BBB    Baa3       80,000    Security Capital Pacific Trust                2,000,000       1,960,000
                                                                                     ------------    ------------
                                                                                        7,518,600       8,790,000

Steel--2.5%   B      B2         92,000    AK Steel Holding Corp.                        2,528,670       3,082,000
              B      B3         82,500    WHX Corporation, Series A                     4,571,485       3,630,000
                                                                                     ------------    ------------
                                                                                        7,100,155       6,712,000

Telecommuni-  BBB    Baa3       31,300    Sprint Corp., Pfd. $8.25                      1,001,216       1,189,400
cations--     A+     A2         65,000    US West, Inc.                                 1,560,000       1,706,250
1.1%                                                                                 ------------    ------------
                                                                                        2,561,216       2,895,650

Tobacco--     NR*    Ba3       365,500    RJR Nabisco Holdings, Inc.                    2,391,326       2,330,062
0.9%

Waste         NR*    NR*         1,509    Allied Waste Industries, Inc., $3.75++***     1,509,180       2,157,870
Management--  A      A1         85,000    Browning-Ferris Industries, Inc.              3,028,125       2,666,875
2.9%          B      B3         91,300    International Technologies Inc.               1,729,069       1,609,162
              BBB+   Baa2       47,000    Laidlaw One Inc.                                998,750       1,216,125
                                                                                     ------------    ------------
                                                                                        7,265,124       7,650,032

                                          Total Convertible Preferred Stocks--34.1%    84,790,418      90,364,854


                                                     Common Stocks

Automobile Parts--0.3%          20,445    Magna International Inc., Class A               455,258         884,246

Banking & Finance--2.6%         59,000    Deposit Guaranty Corp.                          891,024       2,625,500
                                11,000    Mellon Bank Corp.                               242,132         591,250
                                76,000    Southern National Corporation                 1,095,876       1,995,000
                                53,761    Washington Mutual Savings Bank                  592,119       1,538,909
                                                                                     ------------    ------------
                                                                                        2,821,151       6,750,659

Drugs--2.4%                     75,000    Bristol-Myers Squibb Co.                      3,714,103       6,440,625

Electrical Equipment--0.4%      78,500    Rexel SA                                        779,897       1,059,750

Electronics--2.1%               45,283    Arrow Electronics, Inc.                       1,500,943       1,952,829
                                81,395    Avnet, Inc.                                   3,769,959       3,642,426
                                                                                     ------------    ------------
                                                                                        5,270,902       5,595,255

Food Processing--2.4%          371,124    Hudson Foods, Inc., Class A                   4,389,831       6,401,889

Hospital Supplies--1.2%         75,000    Baxter International, Inc.                    1,190,192       3,140,625

Insurance--1.4%                199,340    Pioneer Financial Services, Inc.              2,370,895       3,687,790

Medical Supplies--0.3%          50,800    Bindley Western Industries, Inc.                710,836         863,600

Metal Fabricating--1.5%        128,479    Trinity Industries Leasing Co.                2,974,237       4,047,088

Paper--0.2%                     10,600    Boise Cascade Corporation                       478,325         367,025

Waste Management--0.3%          38,490    USA Waste Services Inc.                         539,022         726,499

                                          Total Common Stocks--15.1%                   25,694,649      39,965,051

Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1995 (concluded))
                                Face                                                                     Value
                               Amount            Short-Term Securities                   Cost          (Note 1a)
Commercial Paper**--6.7%   $ 5,000,000    Dean Witter, Discover & Co., 5.77%
                                          due 1/08/1996                              $  4,991,986    $  4,991,986
                            12,809,000    General Electric Capital Corp., 5.90%
                                          due 1/02/1996                                12,800,603      12,800,603

                                          Total Short-Term Securities--6.7%            17,792,589      17,792,589


Total Investments--105.1%                                                            $259,064,984     278,768,068
                                                                                     ============
Short Sales--(proceeds--$12,720,922) (5.2%)***                                                        (13,825,663)
Other Assets Less Liabilities--0.1%                                                                       184,593
                                                                                                     ------------
Net Assets--100.0%                                                                                   $265,126,998
                                                                                                     ============


 (a)Represents a pay-in-kind security.
 (b)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Company.
   *Not Rated.
  **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
 ***Covered Short Sales entered into as of December 31, 1995 were as follows:

                                                      Value
    Shares                 Issue                 (Notes 1a & 1g)

     38,000    AMR Corp.                          $ (2,821,500)
      9,600    Allied Waste Industries, Inc.           (68,400)
     93,700    American Travellers Corp.            (2,635,313)
     89,700    Glendale Federal Savings Bank        (1,569,750)
     12,000    Graphic Industries, Inc.               (147,000)
     24,100    Pharmaceutical Marketing
               Services, Inc.                         (364,513)
     75,800    Raymond Corporation (The)            (1,762,350)
    119,400    Repap Enterprises Inc.                 (529,837)
     22,000    UAL Corp.                            (3,927,000)

    Total (proceeds--$12,720,922)                 $(13,825,663)
                                                  ============


  ++Restricted securities as to resale. The value of the Company's investment in restricted securities was approximately
    $29,173,000, representing 11.0% of net assets.

                                                 Acquisition                         Value
    Issue                                           Date             Cost          (Note 1a)

    Allied Waste Industries, Inc., $3.75         9/23/1993       $ 1,509,180     $ 2,157,870
    California Energy Company, Inc., 5%
    due 7/31/2000                                5/30/1995         2,336,875       2,506,250
    Diagnostic/Retrieval Systems, Inc.,
    9% due 10/01/2003                            9/22/1995         1,000,000       1,007,500
    Federal-Mogul Corp., $3.875, Series D        6/12/1995         1,428,675       1,524,600
    Intelcom Group Inc., 7% due 10/30/1998      10/26/1993-
                                                10/30/1995         2,765,182       2,526,228
    International Paper Co.
    (5.25% Convertible Pfd.)                     8/16/1995         4,037,500       3,782,500
    Kemper Corp., 5.75%, Series E                4/05/1995         1,503,900       1,575,000
    Pharmaceutical Marketing Services, Inc.,
    6.25% due 2/01/2003                          9/08/1995           588,719         669,375
    Phillips Environmental, Inc., 6%
    due 10/15/2000                              10/13/1993         1,000,000       1,080,000
    Phoenix Shannon, 9.50% due 11/01/2000       11/21/1995         1,000,000       1,000,000
    Pittston Minerals Group, $3.125              1/11/1994         1,000,000         760,000
    Polyphase Corporation:
      12% due 12/01/1997                        12/05/1995         1,000,000         952,500
      12% due 7/01/1999                          7/05/1994         2,000,000       1,615,000
    Sappi Ltd., 7.50% due 8/01/2002              7/19/1995         2,034,000       1,870,000
    Thermo Electron Corporation,
    4.25% due 1/01/2003                         11/28/1995         3,000,000       3,247,500
    US Filter Corp., 6% due 9/15/2005            9/13/1995         1,000,000       1,138,750
    Westbridge Capital Corporation               4/12/1994         2,000,000       1,760,000

    Total                                                        $29,204,031     $29,173,073
                                                                 ===========     ===========

    Ratings of issues shown have not been audited by Deloitte & Touche LLP.



    See Notes to Financial Statements.

Convertible Holdings, Inc.
Statement of Assets, Liabilities and Capital as of December 31, 1995
Assets:
Investments, at value (identified cost--$259,064,984) (Note 1a)                                             $278,768,068
Cash                                                                                                             230,039
Receivables:
  Short sales (Note 1g)                                                                    $ 13,154,419
  Interest                                                                                    2,323,545
  Dividends                                                                                     693,281       16,171,245
                                                                                           ------------
Deposits for securities sold short                                                                             1,218,421
Deferred organization expenses (Note 1e)                                                                          60,418
Prepaid expenses and other assets                                                                                 20,812
                                                                                                            ------------
Total assets                                                                                                 296,469,003
                                                                                                            ------------
Liabilities:
Common stocks, sold short, at market value (proceeds--$12,720,922) (Notes 1a & 1g)                            13,825,663
Payables:
  Dividends to shareholders                                                                   7,855,992
  Securities purchased                                                                        5,499,540
  Income taxes (Note 1c)                                                                      3,631,624
  Investment adviser (Note 2)                                                                   408,669
  Dividends for short sales                                                                       2,855       17,398,680
                                                                                           ------------

Accrued expenses and other liabilities                                                                           117,662
                                                                                                            ------------
Total liabilities                                                                                             31,342,005
                                                                                                            ------------
Net Assets                                                                                                  $265,126,998
                                                                                                            ============
Capital (Note 5):

Income Shares:
Par value $.10 per share; 15,000,000 shares authorized; 11,653,700 shares issued           $  1,165,370
Liquidation capital in excess of par                                                        107,214,040
                                                                                           ------------
                                                                                            108,379,410
Undistributed investment income--net                                                            223,416
                                                                                           ------------
Net asset value, equivalent to $9.32 per share based on 11,653,700 shares outstanding
  (market value--$10.00)                                                                                    $108,602,826

Capital Shares:
Par value $.10 per share; 15,000,000 shares authorized; 11,653,700 shares issued              1,165,370
Paid-in capital in excess of par                                                            136,698,988
                                                                                           ------------
Total                                                                                       137,864,358
                                                                                           ------------
Undistributed realized gain on investments--net*                                                 61,689
Unrealized appreciation on investments and foreign currency transactions--net                18,598,125
                                                                                           ------------
Total                                                                                        18,659,814
                                                                                           ------------
Net asset value, equivalent to $13.43 per share based on 11,653,700 shares outstanding
  (market value--$11.625)                                                                                    156,524,172
                                                                                                            ------------
Net Assets                                                                                                  $265,126,998
                                                                                                            ============

*Net of taxes on undistributed net realized long-term capital gains (Note 1c).





See Notes to Financial Statements



Convertible Holdings, Inc.
Statement of Operations for the Year Ended December 31, 1995
Investment Income (Notes 1c & 1d):
Interest and discount earned                                                               $ 10,832,899
Dividends (net of $2,419 foreign withholding tax)                                             5,554,665
                                                                                           ------------
Total income                                                                                                $ 16,387,564

Expenses:
Investment advisory fees (Note 2)                                                             1,570,010
Accounting services (Note 2)                                                                    110,397
Transfer agent fees                                                                              91,288
Professional fees                                                                                75,638
Printing and shareholder reports                                                                 71,315
Directors' fees and expenses                                                                     41,796
Amortization of organization expenses (Note 1e)                                                  38,159
Custodian fees                                                                                   20,057
Dividends on securities sold short                                                               19,730
Insurance                                                                                         4,926
Interest on securities sold short                                                                 4,487
Pricing services                                                                                  3,493
Listing fees                                                                                        375
Other                                                                                            39,524
                                                                                           ------------
Total expenses                                                                                                 2,091,195
                                                                                                            ------------
Investment income--net                                                                                        14,296,369
                                                                                                            ------------
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency
Transactions--Net (Notes 1b, 1c, 1d & 3):
Realized gain from:
  Investments--net                                                                           15,444,671
  Income taxes on realized gain on investments                                               (3,631,624)
  Foreign currency transactions                                                                   1,826       11,814,873
                                                                                           ------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                                           19,334,469
  Foreign currency transactions                                                                    (218)      19,334,251
                                                                                           ------------     ------------
Net realized and unrealized gain on investments and foreign currency transactions                             31,149,124
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 45,445,493
                                                                                                            ============





See Notes to Financial Statements.




                                                                                                For the Year Ended
Convertible Holdings, Inc.                                                                         December 31,
Statements of Changes in Net Assets                                                            1995            1994
Increase (Decrease) in Net Assets:

Operations:
Investment income--net                                                                     $ 14,296,369     $ 14,022,417
Realized gain (loss) on investments and foreign currency transactions--net                   15,446,497         (687,869)
Income taxes on realized gain on investments                                                 (3,631,624)             --
Change in unrealized appreciation/depreciation on investments and foreign currency
transactions--net                                                                            19,334,251      (24,517,084)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              45,445,493      (11,182,536)
                                                                                           ------------     ------------
Dividends & Distributions to Shareholders (Notes 1f & 4):
Investment income--net                                                                      (14,117,464)     (14,067,021)
Realized gain on investments--net                                                            (4,235,374)         (94,645)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to shareholders       (18,352,838)     (14,161,666)
                                                                                           ------------     ------------
Capital Share Transactions (Note 5):
Income shares                                                                                  (192,510)      (5,036,880)
Capital shares                                                                                 (238,873)      (6,152,490)
                                                                                           ------------     ------------
Net decrease in net assets resulting from Treasury stock transactions                          (431,383)     (11,189,370)
                                                                                           ------------     ------------
Net Assets:
Total increase (decrease) in net assets                                                      26,661,271      (36,533,572)
Beginning of year                                                                           238,465,727      274,999,299
                                                                                           ------------     ------------
End of year*                                                                               $265,126,998     $238,465,727
                                                                                           ============     ============

*Undistributed investment income--net (Note 1h)                                            $    223,416     $      6,950
                                                                                           ============     ============




See Notes to Financial Statements.

Convertible Holdings, Inc.
Financial Highlights
The following per share data and ratios have been derived                       For the Year Ended December 31,
from information provided in the financial statements.                  1995        1994      1993     1992       1991
Increase (Decrease) in Net Asset Value:

Income Shares:
Per Share Operating Performance:
Net asset value, beginning of year                                    $   9.30   $   9.30  $   9.30  $   9.31   $   9.30
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                    1.23       1.19      1.20      1.35       1.41
Dividends of investment income--net                                      (1.21)     (1.19)    (1.20)    (1.36)     (1.40)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $   9.32   $   9.30  $   9.30  $   9.30   $   9.31
                                                                      ========   ========  ========  ========   ========
Market price per share, end of year                                   $  10.00   $  10.00  $ 10.625  $  11.25   $ 12.625
                                                                      ========   ========  ========  ========   ========
Total Investment Return:*
Based on market value per share                                         13.58%      6.61%     7.20%     2.74%     34.37%
                                                                      ========   ========  ========  ========   ========
Based on net asset value per share                                      13.82%     13.28%    13.50%    15.17%     15.87%
                                                                      ========   ========  ========  ========   ========
Capital Shares:
Per Share Operating Performance:
Net asset value, beginning of year                                    $  11.13   $  13.21  $  12.87  $  10.91   $   7.67
                                                                      --------   --------  --------  --------   --------
Realized and unrealized gain (loss) on investments and
foreign currency transactions--net                                        2.66      (2.12)     1.43      2.03       3.24
Distributions of realized gain on investments--net                        (.36)      (.01)    (1.17)     (.12)        --
Effect of repurchase of Treasury Stock                                      --++      .05       .08       .05         --
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  13.43   $  11.13  $  13.21  $  12.87   $  10.91
                                                                      ========   ========  ========  ========   ========
Market value per share, end of year                                   $ 11.625   $   9.00  $ 10.875  $  9.375   $  6.875
                                                                      ========   ========  ========  ========   ========
Total Investment Return:*
Based on market value per share                                         33.20%    (17.17%)   28.77%    38.11%     61.76%
                                                                      ========   ========  ========  ========   ========
Based on net asset value per share                                      24.44%    (15.68%)   13.94%    19.48%     42.24%
                                                                      ========   ========  ========  ========   ========
Total Fund:
Ratios to Average Net Assets:
Total expenses**                                                          .79%       .87%      .80%      .80%       .83%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.40%      5.43%     5.10%     6.34%      7.24%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of year (in thousands)                                $265,127   $238,466  $274,999  $289,366   $275,045
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      87.69%     69.37%   116.03%    76.54%     54.90%
                                                                      ========   ========  ========  ========   ========

 *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**Excluding taxes on undistributed net realized long-term capital gains (Note 1c).
++Amount is less than $.01 per capital share.





See Notes to Financial Statements.



Convertible Holdings, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
Convertible Holdings, Inc. (the "Company") is a diversified, closed-end, "dual purpose" investment company. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments--Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in these securities. Portfolio securities which are traded both in the over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available and securities subject to restrictions on resale are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) such transactions expressed in foreign currency into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net realized short-term capital gains. The Company intends to retain net realized long-term capital gains, if any, and pay taxes on such gains at the Federal tax rates applicable to corporations. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a twelve-year period ending on July 31, 1997, the redemption date for the Income Shares.

(f) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(g) Short sales--When the Company engages in a short sale, an amount equal to the proceeds received by the Company is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Company maintains a segregated account of securities and cash as collateral for the short sales. The Company owns convertible bonds or stock of the same issuer which covers the short sale. The Company is exposed to market risk based on the amount, if any, that the market value of the stock exceeds proceeds received. Securities have been borrowed from Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), to execute short sales.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $37,561 and $6,719,810 have been reclassified to undistributed net investment income and paid-in capital in excess of par, respectively, from undistributed realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


Convertible Holdings, Inc.
Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner.

MLAM is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays MLAM a quarterly fee at the annual rate of 0.60% of the Company's average weekly net assets.

The investment advisory fee is reduced by 25% for any quarter in which the Company fails to meet the Minimum Income Rate Objective ("Objective") at the close of any fiscal quarter. The Objective is to obtain a minimum annualized rate of income return equal to 85% of the yield of the Value Line Convertible Index.

Accounting services are provided to the Company by MLAM at cost.

During the year ended December 31, 1995, the Company paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $2,290 for security price quotations to compute the net asset value of the Company.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $230,061,091 and $206,443,474, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                     Realized       Unrealized
                                  Gains (Losses)  Gains (Losses)

Long-term investments             $15,444,926      $19,703,084
Short-term investments                   (255)              --
Short sales                                --       (1,104,741)
Foreign currency
transactions                            1,826             (218)
                                  -----------      -----------
Total                             $15,446,497      $18,598,125
                                  ===========      ===========

As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $19,612,024, of which $28,929,742 related to appreciated securities and $9,317,718 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $259,156,044.

4. Distributions:
The Company distributes its net investment income quarterly to holders of Income Shares. Income Shares are entitled to cumulative dividends in an amount equivalent to net investment income, with a minimum annual rate of $1.00 per share. To the extent that any such cumulative dividend cannot be satisfied from net investment income, it will be paid from any net realized short-term or long-term capital gains. Capital Shares will not be entitled to receive distributions from net investment income until 1997.

To the extent not needed to pay the Income Shares' minimum cumulative dividends, distributions from net realized short-term capital gains, if any, may be paid to holders of the Capital Shares in the succeeding year. The Company will not distribute net realized long-term capital gains except to the limited extent described above.


Convertible Holdings, Inc.
Notes to Financial Statements (concluded)


5. Share Transactions:
At December 31, 1995, there were 15,000,000 shares of $.10 par value authorized for each class. During the year ended December 31, 1995, the Company repurchased 20,700 Income Shares and 20,700 Capital
Shares, at an average market price of $10.20 and $10.64, respectively, all of which have been retired.

As long as any Income Shares are outstanding, the Company will not issue any additional Capital Shares or Income Shares.

The Company intends to redeem all Income Shares in 1997 for $9.30 per share plus accumulated and unpaid dividends ("liquidation value"). As a result of this liquidation preference, the per share capital of the Income Shares is maintained at the liquidation value plus any unpaid income dividends. The capital of the Capital Shares reflects a deduction of $18,545 for the difference between the cost of the Income Shares repurchased during the year ended December 31, 1995 and the $9.30 per share liquidation value for Income Shares. After July 31, 1997, Capital Shares will then be the sole remaining class of shares of the Company outstanding, and the Board of Directors will decide whether to liquidate the Company or to submit to the holders of Capital Shares a proposal to change the Company to an open-end investment company.

Quarterly Data (unaudited)
                                         Income Shares                        Capital Shares             Total Fund

                                                                             Net Realized and       Net Increase (Decrease)
                                                    Net Investment       Unrealized Gains (Losses)      in Net Assets
                                 Investment             Income                on Investments*      Resulting from Operations
For the Quarter                    Income         Amount    Per Share      Amount      Per Share      Amount       Per Share
Jan. 1, 1994 to March 31, 1994   $4,248,768     $3,609,304     $.30    $ (8,363,718)    $ (.69)   $ (4,754,917)     $ (.40)
April 1, 1994 to June 30, 1994    3,945,086      3,375,005      .29     (11,452,246)      (.98)     (8,076,738)       (.68)
July 1, 1994 to Sept. 30, 1994    3,953,484      3,403,083      .29       6,647,525        .63      10,043,155         .86
Oct. 1, 1994 to Dec. 31, 1994     4,114,621      3,635,025      .31     (12,036,514)     (1.03)     (8,401,489)       (.72)
Jan. 1, 1995 to March 31, 1995    3,802,213      3,312,277      .28      10,895,458        .93      14,207,734        1.22
April 1, 1995 to June 30, 1995    4,084,050      3,571,779      .31      12,337,222       1.06      15,909,002        1.36
July 1, 1995 to Sept. 30, 1995    4,121,412      3,577,346      .31      11,588,235        .99      15,165,581        1.30
Oct. 1, 1995 to Dec. 31, 1995     4,379,890      3,834,967      .33      (3,671,791)      (.32)        163,176         .01

*Net of tax on undistributed net realized long-term capital gains (Note 1c).




<AUDIT-REPORT>
Convertible Holdings, Inc.
Independent Auditors' Report


The Board of Directors and
Shareholders, Convertible Holdings, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Convertible Holdings, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Convertible Holdings, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 1, 1996
</AUDIT-REPORT>




Convertible Holdings, Inc.
Important Tax Information (unaudited)

Of the ordinary income distributions paid quarterly to the income shareholders by Convertible Holdings, Inc. during its taxable year ended December 31, 1995, 38.78% qualifies for the dividends received deduction for corporations.

Additionally, the Company distributed short-term capital gains of $0.363436 per share to capital shareholders of record on December
29, 1995.

Finally, capital shareholders of record on December 31, 1995 were deemed to receive undistributed long-term capital gains of $0.890367 per share and were allocated Federal income taxes which have been paid by the Company on the shareholders' behalf of $0.311628 per share.

The undistributed capital gains allocated to you and the Federal income taxes paid by the Company on the shareholders' behalf will be reported to you on Form 2439, Notice to Shareholder of Undistributed Long-Term Capital Gains, along with information on how to report these amounts on your Federal Form 1040. In addition, you should increase the cost basis of your shares by $0.578739 per share, which represents the excess of the undistributed long-term capital gains over the taxes paid.

You should consult your tax adviser for additional information regarding the appropriate treatment of undistributed long-term capital gains.

Please retain this information for your records.




Convertible Holdings, Inc.
Stockholder Information (unaudited)


Consolidated Transaction Reporting System Prices
                                                Income Shares                           Capital Shares
                                      Net Asset Value      Market Price*      Net Asset Value     Market Price*
For the Quarter                       High      Low       High     Low        High      Low       High      Low
Jan. 1, 1994 to March 31, 1994      $ 9.60     $ 9.33   $11 3/8   $10 5/8   $13.63     $12.52   $10 7/8   $ 9 3/8
April 1, 1994 to June 30, 1994        9.62       9.34    11 1/8    10 5/8    12.57      11.58    10 5/8     9
July 1, 1994 to Sept. 30, 1994        9.61       9.34    11        10 1/8    12.49      11.59     9 5/8     8 7/8
Oct. 1, 1994 to Dec. 31, 1994         9.61       9.30    10 1/2     9 7/8    12.00      10.85     9 5/8     8 7/8
Jan. 1, 1995 to March 31, 1995        9.58       9.32    10 3/8    10        12.06      11.25    10 1/8     9
April 1, 1995 to June 30, 1995        9.61       9.35    10 1/2     9 7/8    13.24      12.13    11 1/8     9 7/8
July 1, 1995 to Sept. 30, 1995       10.25       9.35    10 1/2    10        14.38      13.54    12 1/8    11
Oct. 1, 1995 to Dec. 31, 1995         9.64       9.35    10 3/8     9 7/8    14.25      13.43    12 1/8    11 1/2

*As reported in the consolidated transaction reporting system.



Convertible Holdings, Inc.
Ten Largest Holdings

UAL Corp., 6.375% due 2/01/2025
Bristol-Myers Squibb Co.
Hudson Foods, Inc., Class A
Southern National Corp., $1.6875, Series A
AMR Corp., 6.125% due 11/01/2024
Ingles Markets, Inc., 10% due 10/15/2008
Trinity Industries Leasing Co.
ONBANCorp. Inc., $1.6875, Series B
Integrated Health Services, Inc., 5.75% due 1/01/2001
International Paper Co., 5.25%

About Convertible Holdings, Inc.


A closed-end "dual purpose" investment company, Convertible
Holdings, Inc. invests primarily in convertible bonds and convertible preferred stock.The Company has two classes of shares:
Capital Shares (NYSE symbol CNV) for those seeking long-term growth of capital; and Income Shares (NYSE symbol CNV Pr) for those seeking current and long-term growth of income.

Both classes of shares represent "leveraged" investments. This is because Capital Share investors initially provided only 42.5% of the Company's capital at inception in 1985, yet will receive all of the portfolio's capital appreciation. Income Share investors, on the other hand, initially provided 57.5% of the Company's capital, but will receive all of the portfolio's income. In other words, investors in either class of shares have more assets working for their respective investment goals than they have contributed.

In 1997, Income Shares will be redeemed at $9.30 per share, plus accumulated and unpaid dividends. (Should assets be insufficient to redeem the Income Shares at such amount, total net assets of the Company would be distributed to Income Shareholders on a pro-rata basis.) After redemption of the Income Shares, Capital Shareholders will own all remaining assets.Thereafter, the Company will either liquidate or submit to the Capital Shareholders a proposal to continue as an open-end investment company (i.e., a mutual fund).

Share Comparison
The following is a brief summary of certain rights of each class of shares of the Company.

Capital Shares                      Income Shares

Entitled to all the port-           Entitled to all the port-
folio's appreciation.               folio's net income, paid
                                    quarterly.

No distributions from net           Minimum cumulative
income received as long             dividend of $1.00
as Income Shares are                annually.
outstanding.

Bear none of the Com-               Pay all of the Company's
pany's expenses.                    expenses.

Potential for capital               Potential for growing
appreciation with poten-            income stream if portfolio
tial lower downside risk            appreciates over time.
than a leveraged com-
mon stock portfolio.

NYSE symbol CNV                     NYSE symbol CNV Pr




Convertible Holdings, Inc.


Glossary

Break-Even Time
This calculation, based on a dollar-for-dollar basis, shows the number of years over which the dollar conversion premium may be recovered by the increased dollar income of the convertible over that of the underlying common stock, assuming no change in the dividend on the underlying stock. (Also called the premium recovery period.)

Call Protection
Nearly all the convertibles have call provisions which give the issuers the right to buy back the issue at a premium over the price at which it was issued. A company may wish to reduce its bond interest expense or preferred dividend requirements, replacing them with a lower-yielding common stock.To protect the security-holder, some issues are not subject to redemption for a stated period of time, thus ensuring their income requirements during that period. There are no provisional terms under which a security with hard (absolute) call protection may be called.

Conversion Value
A convertible security is entitled to a fixed number of common shares upon conversion. For bonds, it is typically the number of shares per $1,000 principal amount. For preferreds, the number of shares multiplied by the market value per common share is the preferred's conversion value.

Net Income
Net income includes all dividends, interest and other income (but not realized or unrealized gains, stock dividends, and other capital items) earned by the Company on its portfolio holdings, net of the Company's expenses. For purposes of determining Net Income, expenses do not include taxes on undistributed net long-term capital gains paid by the Company.

Percent Premium
The percentage over conversion value at which the convertible security trades. If a convertible bond is selling at 120 and its conversion value is 105, then the conversion premium is 15 points
($150), or 14.3%.



Convertible Holdings, Inc.

Officers and Directors
Arthur Zeikel--President and Director
Terry K. Glenn--Executive Vice President
  and Director
James H. Bodurtha--Director
Herbert I. London--Director
Robert R. Martin--Director
Joseph L. May--Director
Andre F. Perold--Director
N. John Hewitt--Senior Vice President
Vincent T. Lathbury III--Vice President and
  Portfolio Manager
Donald C. Burke--Vice President
Barton A. Vogel--Vice President
Gerald M. Richard--Treasurer
Mark B. Goldfus--Secretary



Custodian

The Chase Manhattan Bank, N.A.
Global Securities Services
Chase MetroTech Center
Brooklyn, New York 11245



Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(617) 328-5000